Exhibit 3.128

Junta Comercial do Estado do Rio de Janeiro Empresa: ENSCO OFFSHORE PETROLEO E GAS LTDA NIRE: 332.0834663-2 Protocolo: 00-2020/109760-5 Data do protocolo: 10/07/2020 CERTIFICO O ARQUIVAMENTO em 13/07/2020 SOB O NÚMERO 00003895311 e demais constantes do termo de autenticação. Autenticação: EF178843806BE3D7C677A796E2086D259D4EAA19B1B46CD54D936B05639128C9 Para validar o documento acesse http://www.jucerja.rj.gov.br/servicos/chanceladigital, informe o nº de protocolo. Pag. 1/13 JUCE A NIRE (DA SEDE OU DA FILIAL QUANDO A S EDE FOR EM OUTRA UFJ 1 33.2.0834663-2 Tipo Ju ridico lsociedade empresaria limitada Porte Empresarial N2 do Protocolo 00-2020/109760-5 JUCERJA Utimo arquivamento: 00003879369 - 03/06/2020 NIRE: 33.2.0834663-2 ENSCO OFFSHORE PETROLEO E GAS L TDA Boleto(s): 103406931 Recebido em 10/07/2020 Orgao Calculado Pago Junta 414,00 414,00 DNRC 0,00 0,00 I Normal Hash: OCC1FSF5-8283-4BBD-A54C-DEB361EBFE85 Nome TERMO DE AUTENTICACAO I ENSCO OFFSHORE PETRO LEO E GAS LTDA C6digo Ato E ventos 002 Cod Qtde. Descri~ao do Ato / Evento 021 1 IAltera,ao / Altera,ao de Dados (E xceto Nome Empresarial) _/' XXX xx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx XXX xx pcxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx XXX xx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx XXX xx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx CERTIFICO O DEFERIMENTO POR APARECIDA MARIA PEREIRA DA SILVA LOPES SOB O NU MERO E DATA ABAIXO: NIRE / Arqulvamento CNPJ Endere,o / Endere~o completo no exterior Balrro Munlclplo Estado 00003895311 10.813.968/0001-90 Rua Internacional 1000 Granja dos Cavaleiros Macae RJ xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx. xxx. xxx/ xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx ' xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx. xxx. xxx/ xx xx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx. xxx. xxx/ xx xx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx xxxxxxxxxxx xx.xxx.xxx/xxxx-xx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxx xxxxxxxxxx xx Deferido em 12/07/2020 e arquivado em 13/07/2020 NO de Pciginas Ca pa NO Pcigi nas ,____ 13___.I .... I _1 1 _ 1 ___, SECRETARIO GERAL Observa~ao: _JLJCE __] A assinado digitalmentv L-------------------------------------------------------------------------------------------------------------------------------------------------------------

Junta Comercial do Estado do Rio de Janeiro Empresa: ENSCO OFFSHORE PETROLEO E GAS LTDA NIRE: 332.0834663-2 Protocolo: 00-2020/109760-5 Data do protocolo: 10/07/2020 CERTIFICO O ARQUIVAMENTO em 13/07/2020 SOB O NÚMERO 00003895311 e demais constantes do termo de autenticação. Autenticação: EF178843806BE3D7C677A796E2086D259D4EAA19B1B46CD54D936B05639128C9 Para validar o documento acesse http://www.jucerja.rj.gov.br/servicos/chanceladigital, informe o nº de protocolo. Pag. 2/13 Pres(dE!ncia da RepUblica Secretaria de Micro e Pequena Empresa Secretaria de Racionaliza~ao e Si mplificac;ao Departamento de Registro Empresarial e lntegrai;ao Junta Comercial do Estado do Rio de Janeiro NIR( (DA SEDE OU DA fll lAl. UIJANDO" srn~ fOR [ M OUT HA Ll f ) 33.2.0834663-2 Ng do Protocolo JUCERJA - Sede TTpo luridico Data de cria~o do protocolo na web: 30/06/2020 11:09:30 I Sociedade empresaria limitada Porte Empresarla l REQUERIMENTO Codigo do Ato 002 Local Data Codigo Evento 021 XXX XXX XXX XXX 00-2020/109760-5 limo Sr. Presidente da Junta Comercial do Estado do Rio de Janeiro ENSCO OFFSHORE PETRO LEO E GAS L TDA requer av. sa o deferimento do seguinte ato: Qtde. Descri~ao do ato / Descri~ao do evento 1 Altera~ao / Altera~ao de Dados (Exceto Nome Empresarial) XXX xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx XXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXlOOOO{)()(J()(XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXl(J()()(JXXXXXXX XXX xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx Representante legal ~a empresa Nome: Assinatura: Telefone de contato: E-mail: Tipo de documento: Hibrido Data de cria~ao: 30/06/2020 Data da 1!! entrada: I llllll lllll lllll lllll lllll lllll lllll lllll lllll lllll lllll 111111111111111111 00-2020/109760-5 _JLJCE _] A assinado digitalmentv L-------------------------------------------------------------------------------------------------------------------------------------------------------------

Junta Comercial do Estado do Rio de Janeiro Empresa: ENSCO OFFSHORE PETROLEO E GAS LTDA NIRE: 332.0834663-2 Protocolo: 00-2020/109760-5 Data do protocolo: 10/07/2020 CERTIFICO O ARQUIVAMENTO em 13/07/2020 SOB O NÚMERO 00003895311 e demais constantes do termo de autenticação. Autenticação: EF178843806BE3D7C677A796E2086D259D4EAA19B1B46CD54D936B05639128C9 Para validar o documento acesse http://www.jucerja.rj.gov.br/servicos/chanceladigital, informe o nº de protocolo. Pag. 3/13 218 ALTERAtAO DO CONTRATO SOCIAL DA ENSCO OFFSHORE PETROLEO E GAS LTDA. CNPJ n° 10,813.968/0001-90 NIRE n° 33.2.0834663-2 AL TERA~O NA ADMINISTRA~O DA SOCIEDADE E CONSOLIDAClO DO CONTRATO SOCIAL Pelo presente instrumento particular e na melhor forma de direito, as partes abaixo: 1. ENSCO INTERNATIONAL LTD, (atua/ denomina¢o social de Pride Intemational Ltd.), sociedade devidamente constituida e validamente existente de acordo com as leis das Ilhas Virgens Britanicas, cujos atos constitutivos foram registrados no Registro de Sociedades do Registro de Comercio Internacional sob o n° 50928 em 16 de outubro de 1991, com escrit6rio principal em cjo Citco B.V.I. Flemming House, Wickhams Cay, Road Town, Tortola, British Virgin Islands, inscrita no Cadastro Nacional da Pessoa Juridica ['CNPJ'') sob o n° 05.632.934/0001-60, neste ato representada por seu procurador Sr. Vinicius Wermelinger Lemes, brasileiro, casado, contador, portador do RG n° 214540155 (DIC/RJ), inscrito no CPF sob o n° 113.723.447-48, residente e domiciliado na Rua Bariloche, n° 212, apart 101, c.avaleiros, CEP 27920-160, Macae - RJ, Rio de Janeiro-RJ; e 2. ENSCO GLOBAL IV LTD., sociedade devidamente constituida e existente sob as leis das Ilhas Virgens Britanicas, cujos atos constitutivos foram registrados no Registro de Sociedades do Registro de Comercio Internacional sob o n° 277556 em 5 de setembro de 1997, com sede em c/o Otco B.V.I Limited, Flemming House, Wickhams Cay, Road Town, Tortola, Ilhas Virgens Britanicas, inscrita no CNPJ sob on° 09.102.235/0001-69, neste ato representada par seu procurador Sr. Vinicius Wermelinger Lemes, acima qualificado; (micas s6cias da sociedade empresaria limitada ENSCO OFFSHORE PETROLEO E GAS LTDA. C'Sociedade''), com sede na Cidade de Macae, Estado do Rio de Janeiro, na Rua Internacional, n° 1.000 (parte), Granja dos Cavaleiros, CEP 27.930-075, com seu Contrato Social arquivado na Junta Comercial do Estado do Rio de Janeiro C'JUCERJA'') sob o NIRE n° 33.2.0834663-2, em sessao de 17 de abril de 2009, e ultima (208) alterac;ao contratual arquivada na JUCERJA em 28/05/2020 sob o n° 00003877645, resolvem alterar o Contrato Social conforme segue: __JLJCE _] A assinado digitalmentv L-------------------------------------------------------------------------------------------------------------------------------------------------------------

Junta Comercial do Estado do Rio de Janeiro Empresa: ENSCO OFFSHORE PETROLEO E GAS LTDA NIRE: 332.0834663-2 Protocolo: 00-2020/109760-5 Data do protocolo: 10/07/2020 CERTIFICO O ARQUIVAMENTO em 13/07/2020 SOB O NÚMERO 00003895311 e demais constantes do termo de autenticação. Autenticação: EF178843806BE3D7C677A796E2086D259D4EAA19B1B46CD54D936B05639128C9 Para validar o documento acesse http://www.jucerja.rj.gov.br/servicos/chanceladigital, informe o nº de protocolo. Pag. 4/13 21a ALTERA<;AO DO CONTRATO SOCIAL DA ENSCO OFFSHORE PETROLEO E GAS LTDA. I) ALTERACAO NA ADMINISTRA(:AO DA SOCIEDADE 1. As sodas decidem, por unanimidade e sem reservas, alterar a administrac;ao da Sociedade, aceitando a ren(mcia, com data efetiva em 18 de junho de 2020, do Sr. ALBERTO EDUARDO CASTRO GARCIA, ao cargo de Diretor Presidente da Sociedade, nos termos da carta de renuncia que integra a presente como Anexo I. 2. Em razao das altera<,;6es acima, o Paragrafo Quinto da Clausula Quinta do Contrato Social passa a vigorar com a seguinte redac;ao: ''Paraqrafo Quinto: A Sodedade e administrada petos seguintes administradores nao s6cios, que poderao ser destitufdos e/ou substitufdos por deliberar;ao das sodas, representando, no mfnimo, o quorum exigido por lei: {I} Sr. VINICIUS WERMELINGER LEMES, brasi/eiro, casado, contador, portador do RG n° 214540155 {OIC/RJ), insaito no CPF sob o n° 113.723.447-48, residente e domidliado na Rua Bariloche, n ° 212, apart 101, Cavaleiros, CEP 27920-160, Macae -RJ, designado Dlretor Administrativo Financeiro, por prazo indetem,inado; e {II} Sra. CARMEN GOMES ROMERO GULLO, brasi/eira, divorciada, engenheira eletronica, portadora do RG n° 07681540-6 {IFP/RJ), insaita no CPF sob o n° 011.049.207-27, residente e domidliada na Avenida Jomalista Tim Lopes, n° 255, 8/oco 3, apt 108, Barra da Tijuca, CEP 22.640-908, Rio de Janeiro - RJ, designada Diretora de Marketing, por prazo indetem,inado." 3. Todas as demais clausulas e condic;oes estabelecidas no ato constitutive da sociedade e alterac;oes posteriores, nao abrangidas pelo presente instrumento, permanecem em vigor. II) CONSOLIDA(:AO DO CONTRATO SOCIAL 4. Em decorrencia das alterac;oes acima, as s6cias resolvem consolidar o texto do Contrato Social, que passa a vigorar com a seguinte redac;ao, a partir da proxima pagina: 2 __JLJCE _] A assinado digitalmentv L-------------------------------------------------------------------------------------------------------------------------------------------------------------

Junta Comercial do Estado do Rio de Janeiro Empresa: ENSCO OFFSHORE PETROLEO E GAS LTDA NIRE: 332.0834663-2 Protocolo: 00-2020/109760-5 Data do protocolo: 10/07/2020 CERTIFICO O ARQUIVAMENTO em 13/07/2020 SOB O NÚMERO 00003895311 e demais constantes do termo de autenticação. Autenticação: EF178843806BE3D7C677A796E2086D259D4EAA19B1B46CD54D936B05639128C9 Para validar o documento acesse http://www.jucerja.rj.gov.br/servicos/chanceladigital, informe o nº de protocolo. Pag. 5/13 21a ALTERA<;AO DO CONTRATO SOCIAL DA ENSCO OFFSHORE PETROL£0 E GAS L TDA. CONTRATO SOCIAL DA ENSCO OFFSHORE PETR6LEO E GAS LTDA, CNPJ n° 10.813.968/0001-90 NIRE n° 33,2,0834663-2 Clausula Primeira - Denomina~o Social, Endere~ e Filiais A Sociedade sera denominada ENSCO OFFSHORE PETR6LEO E GAS LTDA,, com sede e domidlio na Cidade de Macae, Estado do Rio de Janeiro, na Rua Internacional, n° 1.000 (parte), Granja dos Cavaleiros, CEP 27930-075, podendo, a qualquer tempo, abrir escrit6rios, filiais e sucursais, mediante alterac;ao contratual assinada por todas as s6cias, tanto no Pais como no exterior. Paragrafo Unico: A Sociedade mantem filial na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Avenida Rio Branco, n° 181, sala 3403, Centro, CEP 20040-918. Clausula Segunda - Objeto Social A Sociedade tera por objeto a prestac;ao de servi9)s especializados de sondagem e perfurac;ao de p09)s, bem como quaisquer outros servic;os relacionados com a industria petrollfera, em terra e na plataforma continental brasileira, incluindo, mas nao se limitando a: (i) cimentac;ao; (ii) estimulac;ao, inclusive mediante acidificac;ao e fraturac;ao; (iii) servic;os auxiliares de oleo, injec;ao de cimento e tamponamento de barris de oleo; (iv) operac;ao de acondicionamento e cal9)s; (v) circulac;ao de fluidos; (vi) preparac;ao de testes com tubos; (vii) outros servic;os adicionais ou relacionados com a produc;ao ou a prospecc;ao de petroleo; (viii) servi9)s de representac;ao autonoma de empresas estrangeiras e nacionais em relac;ao a bens e servic;os para a industria de petroleo no Brasil; (ix) locac;ao de equipamentos em geral; e (x) locac;ao imobiliaria. Paraqrafo Primeiro: A Sociedade podera participar, direta ou indiretamente, em outras sociedades. Paraqrafo Segundo: A Sociedade tera um Departamento de Engenharia sob a responsabilidade de um Engenheiro devidamente registrado no CREA, que tera ampla autonomia na direc;ao tecnica, bem como na execuc;ao e supervisao dos servi9)s em questao. Paragrafo Terceiro: A Sociedade podera, tambem, promover a importac;ao definitiva ou temporaria de bens para o cumprimento de suas atividades sociais. Paraqrafo Quarto: A Sociedade podera prestar garantias a outras sociedades, desde que observadas as disposic;oes deste Contrato Social. 3 __JLJCE _] A assinado digitalmentv L-------------------------------------------------------------------------------------------------------------------------------------------------------------

Junta Comercial do Estado do Rio de Janeiro Empresa: ENSCO OFFSHORE PETROLEO E GAS LTDA NIRE: 332.0834663-2 Protocolo: 00-2020/109760-5 Data do protocolo: 10/07/2020 CERTIFICO O ARQUIVAMENTO em 13/07/2020 SOB O NÚMERO 00003895311 e demais constantes do termo de autenticação. Autenticação: EF178843806BE3D7C677A796E2086D259D4EAA19B1B46CD54D936B05639128C9 Para validar o documento acesse http://www.jucerja.rj.gov.br/servicos/chanceladigital, informe o nº de protocolo. Pag. 6/13 21a ALTERA<;AO DO CONTRATO SOCIAL DA ENSCO OFFSHORE PETROLEO E GAS LTDA. Clausula Terceira - Dura~o O prazo de dura,;ao da Sociedade sera indetenninado. Clausula Quarta - capital Social o capital social total subscrito e de R$ 13.320.094,00 (treze milhoes e trezentos e vinte mile noventa e quatro reais), divididos em 13.320.094 (treze milhoes e trezentos e vinte mile noventa e quatro) quotas, totalmente integralizadas em moeda corrente nacional, .. do valor nominal de R$ 1,00 (um real) cada uma, assim distribufdas entre as s6cias: SOCIAS N°dequotas Valor (R$) ENSCO INTERNATIONAL LTD. 13.3203092 13.320.092,00 ENSCO GLOBAL IV LTD. 2 2,00 Total 13.320.094 13.320.094,00 Paraqrafo unjco: cada quota e indivisfvel e confere a seu titular o direito a 1 (um) voto nas decisoes da Sociedade. Clausula Quinta - Administra~o A administra,;ao e representa,;ao legal da Sociedade serao exercidas por 1 (um) ou mais administradores nao s6cios, designados pelas s6cias, aos quais ficam outorgados todos os poderes que a lei assegura aos s6cios administradores, com as ressalvas previstas no presente Contrato Social. Os administradores terao os tftulos que lhes forem conferidos pelas s6cias, com todos os poderes para, individualmente ou em conjunto de 2 (dais) gerir a Sociedade e representa-la, ativa e passivamente, em jufzo ou fora dele, inclusive perante 6rgaos da administra,;ao direta e indireta dos governos federal, estadual e municipal; assinar quaisquer documentos, mesmo que importem em responsabilidades ou obrigac;oes da Sociedade, inclusive escrituras, contratos e tftulos de credito; emitir e endossar cheques, abrindo, movimentando e encerrando contas correntes bancarias; receber e dar quita,;ao assim como nomear representantes, agentes, prepostos e procuradores ad negotia ou ad Judicia para agir em nome e em defesa dos interesses e direitos da Sociedade. Paragrafo Primeiro: Os representantes, agentes, prepostos e procuradores ad negotia da Sociedade serao constitufdos sempre por prazo certo nao superior a 36 (trinta e seis) meses e com poderes especificos, claramente definidos, mediante instrumento publico ou particular de procurac;ao, outorgada corn assinatura conjunta de 2 (dois) administradores: as procurac;oes ad Judicia et extra poderao ser outorgadas sem deterrninac;ao de prazo, bastando a assinatura de apenas 1 (um) administrador; e todas as procurac;oes outorgadas poderao ser revogadas a qualquer tempo pelos administradores ou pelas s6cias. 4 -.JUCE _] A assinado digitalmentv L-------------------------------------------------------------------------------------------------------------------------------------------------------------

Junta Comercial do Estado do Rio de Janeiro Empresa: ENSCO OFFSHORE PETROLEO E GAS LTDA NIRE: 332.0834663-2 Protocolo: 00-2020/109760-5 Data do protocolo: 10/07/2020 CERTIFICO O ARQUIVAMENTO em 13/07/2020 SOB O NÚMERO 00003895311 e demais constantes do termo de autenticação. Autenticação: EF178843806BE3D7C677A796E2086D259D4EAA19B1B46CD54D936B05639128C9 Para validar o documento acesse http://www.jucerja.rj.gov.br/servicos/chanceladigital, informe o nº de protocolo. Pag. 7/13 21a ALTERA<;.o,O DO CONTRATO SOCIAL DA ENSCO OFFSHORE PETROLEO E GAS LTDA. Paragrafo Segundo: Estao condicionados aprovac;ao das s6cias que representern a maioria do capital social, mediante assinatura da respectiva Resoluc;ao de S6cias, os seguintes atos e atividades: (i) Aquisic;ao e dispasic;ao de ativos cujo valor seja superior a R$ 100.000,00 (cem mit reais), bern corno a constituic;ao de emus reais sabre os mesmos; (ii) A concessao de avais, fian~s e quaisquer outras garantias a favor de terceiros, de valor superior a R$ 875.000,00 (oitocentos e setenta e cinco mil reais), por cada operac;ao, quando concedidas pelo titular do cargo de Diretor Financeiro, sendo que a concessao de avais, fian~s ou quaisquer outras garantias de qualquer valor para empresas do mesmo grupo economico da Sociedade poderao ser realizadas pelo Diretor Presidente ou Diretor Financeiro, quando tais instrurnentos se referirem a garantia de tributos suspensos em razao do Regime Aduaneiro de Expartac;ao e Importac;ao de Bens, destinados a Explorac;ao e Produc;ao de Petr61eo e Gas Natural, mediante celebrac;ao de Te11T10 de Responsabilidade, exigido pela Receita Federal do Brasil, para o que nao se exigira a aprovac;ao previa das s6cias que representarem a maioria do capital social; (iii) Contratac;ao de emprestimos: mutuos, linhas de credito, abertura de contas ou quaisquer outras operac;oes sernelhantes com instituic;oes financeiras; (iv) Aquisic;ao, arrendamento, disposic;ao, cessao de bens im6veis, ou a criac;ao de onus ou gravames sobre estes, independentemente dos valores envolvidos; e (v) Participac;ao em qualquer especie de associac;ao joint venture ou cons6rcio, ou em outras sociedades, inclusive sociedade em conta de participac;ao, independentemente dos valores envolvidos. Paragrafo Terceiro: Os administradores designados pelas s6cias ficam dispensados de prestar cauc;ao e farao jus a uma remunerac;ao que sera fixada pelas s6cias que representem a maioria do capital social. Paragrafo Quarto: 0 administrador titular do cargo de Diretor de Operawes. guando existente tat cargo, possuira poderes apenas para: (i) aprovar faturas relacionadas ao curso normal dos neg6cios da Sociedade; (ii) autorizar as despesas de capital; e (iii) aprovar os relat6rios de medic;ao emitidos pelos clientes da Sociedade. 0 Diretor de Operacoes nao possuira poderes para: (i) representar a Sociedade em contratos com terceiros; (ii) celebrar qualquer tipo de acordo; (iii) dar quitac;ao e renunciar a direitos da Sociedade; (iv) conferir procurac;oes ad judicia e ad negotia em nome da Sociedade; e (v) autorizar aplicac;oes financeiras e investimentos, nos termos do Paragrafo Setimo desta Clausula. Paragrafo Quinto: A Sociedade e administrada pelos seguintes administradores nao s6cios, que paderao ser destitufdos e/ou substituidos par deliberac;ao das socias, representando, no minima, o quorum exigido par lei: 5 -------------------------------------------------------------------------------------------------------------------------------------------------------------: ' ' _JLJCE H .JJ A :, assinadodigitalmente/ ¥ : i ' ' ' ' L-------------------------------------------------------------------------------------------------------------------------------------------------------------J

Junta Comercial do Estado do Rio de Janeiro Empresa: ENSCO OFFSHORE PETROLEO E GAS LTDA NIRE: 332.0834663-2 Protocolo: 00-2020/109760-5 Data do protocolo: 10/07/2020 CERTIFICO O ARQUIVAMENTO em 13/07/2020 SOB O NÚMERO 00003895311 e demais constantes do termo de autenticação. Autenticação: EF178843806BE3D7C677A796E2086D259D4EAA19B1B46CD54D936B05639128C9 Para validar o documento acesse http://www.jucerja.rj.gov.br/servicos/chanceladigital, informe o nº de protocolo. Pag. 8/13 21a ALTERA<;AO DO CONTRATO SOCIAL DA ENSCO OFFSHORE PETROLEO E GAS L TOA. (I) Sr. VINICIUS WERMEUNGER LEMES, brasileiro, casado, contador, portador do RG n° 214540155 (DIC/RJ), inscrito no CPF sob o n° 113.723.447-48, residente e domiciliado na Rua Bariloche, n° 212, apart 101, cavaleiros, CEP 27920-160, Macae - RJ, designado Diretor Administrativo Financeiro, por prazo indeterminado; e (II) Sra. CARMEN GOMES ROMERO GULLO, brasileira, divorciada, engenheira eletronica, portadora do RG . n° 07681540-6 (IFP/RJ), inscrita no CPF sob o n° 011.049.207-27, residente e domiciliada na Avenida Jornalista Tim Lopes, n° 255, Bloco 3, apt. 108, Barra da Tijuca, CEP 22.640-908, Rio de Janeiro - RJ, designada Diretora de Marketing, por prazo indeterminado. Paraqrafo Sexto: A denominac;ao social podera ser utilizada em negocios de interesse da Sociedade; todas as a¢es de qualquer s6cia, administrador, diretor, gerente, agentes ou empregados que porventura envolvam a Sociedade em quaisquer opera¢es estranhas ao seu objeto social sao automaticamente nulas e nao obrigam a Sociedade. Paragrafo Setimo: As aplicac;oes financeiras, a abertura e movimentac;ao de contas, bem como quaisquer operac;oes financeiras e investimentos serao realizados de acordo com as diretrizes estabelecidas pela(s) s6cia(s) que represente(m) a maioria do capital social da empresa, devidamente representado(s) por seu(s) procuradores. Clausula Sexta - Deliberac;oes Socials Todas as deliberac;oes das s6cias serao materializadas atraves de resoluc;oes tomadas em reuniao pelo voto majoritario, com 1 (um) voto correspondendo a cada quota do capital social, salvo nos casos em que a lei expressamente dispoe de modo diverso. Paragrafo Primeiro: As reunioes serao convocadas atraves de correspondencia escrita enviada as s6cias, inclusive por meio de correio eletronico, com uma antecedencia mfnima de 8 (oito) dias. Essa formalidade por ser dispensada quando todas as socias comparecerem ou se declararem, por escrito, cientes do local, data, hora e ordem do dia. Paragrafo Segundo: As reunioes de s6cias serao instaladas com a presenc;a, em primeira convocac;ao, de titulares da maioria do capital social, e, em segunda, com qualquer numero. Paragrafo Terceiro: A reuniao torna-se dispensavel quando todas as s6cias decidirem, por escrito, sobre a materia que seria objeto dela. 6 -.JUCE _] A assinado digitalmentv L-------------------------------------------------------------------------------------------------------------------------------------------------------------

Junta Comercial do Estado do Rio de Janeiro Empresa: ENSCO OFFSHORE PETROLEO E GAS LTDA NIRE: 332.0834663-2 Protocolo: 00-2020/109760-5 Data do protocolo: 10/07/2020 CERTIFICO O ARQUIVAMENTO em 13/07/2020 SOB O NÚMERO 00003895311 e demais constantes do termo de autenticação. Autenticação: EF178843806BE3D7C677A796E2086D259D4EAA19B1B46CD54D936B05639128C9 Para validar o documento acesse http://www.jucerja.rj.gov.br/servicos/chanceladigital, informe o nº de protocolo. Pag. 9/13 21 a AL TERA<;AO DO CONTRATO SOCIAL DA ENSCO OFFSHORE PETROLEO E GAS L TOA. Clausula Setima - Cessio de Quotas As quotas da Sociedade nao poderao ser vendidas, cedidas ou transferidas, ou por qualquer meio alienadas sem o previo e expresso consentimento das outras s6cias, as quais, na proporc;ao de sua participac;ao no capital, terao sempre a preferencia para adquirir a totalidade das quotas oferecidas, nas mesmas condi<;5es propostas pelo terceiro interessado, formalizando, se realizada a cessao, a alterac;ao contratual pertinente. O direito de preferencia devera ser exercido no prazo de 30 (trinta) dias contados do recebimento da comunicac;ao pelas s6cias remanescentes. Qualquer transferencia, venda ou cessao feita com violac;ao ao estabelecido nesta clausula sera considerada sem nenhum efeito. Clausula Oitava - Dissolu~o A Sociedade nao se dissolvera pela retirada, exclusao ou desqualificac;ao de qualquer s6cia desde que as s6cias remanescentes concordem em adquirir, para a Sociedade ou para elas pr6prias, as quotas da s6cia retirante, exclufda ou desqualificada, com base na situac;ao patrimonial da Sociedade, a data da resoluc;ao, verificada em balan~ especialmente levantado. Em caso de falecimento, falencia ou interdic;ao de uma das s6cias, as demais s6cias decidirao pelo voto majoritario se a Sociedade devera continuar . com os herdeiros ou sucessores, ou se os mesmos serao apenas indenizados pelas quotas detidas pela s6cia falecida, falida ou interditada, com base em balanc;o especialmente levantado antes da sentenc;a judicial de falencia, interdic;ao ou de partilha do seu inventario. Paraqrafo Unico: Em caso de liquidac;ao ou dissoluc;ao da Sociedade, as s6cias que representem a maioria do capital social nomearao os liquidantes, estabelecendo seus poderes, obrigac;oes e honorarios. Clausula Nona - Exercicio Social 0 exercicio social coincidira com o ano calendario e tera inicio no dia 1 ° de janeiro, terminando no dia 31 de dezembro de cada ano. Ao final de cada exerdcio social serao elaborados o inventario, o balan~ patrimonial e o balan~ de resultado economico. Paragrafo Primeiro: Nos quatro meses seguintes ao termino do exerdcio social, as s6cias se reunirao para (i) tomar as contas dos administradores e deliberar sobre o balanc;o patrimonial e o resultado economico; (ii) designar administradores, quando for o caso; e (iii) tratar de qualquer outro assunto constante da ordem do dia. Paragrafo Segundo: A Sociedade podera levantar balanc;os intermediarios, que poderao servir de base para: (i) distribuic;ao ou capitalizac;ao dos resultados intermediarios; (ii) o pagamento de juros a tftulo de remunerac;ao do capital pr6prio; (iii) outra destinac;ao conforme deliberac;ao das s6cias. 7 -.JUCE _] A assinado digitalmentv L-------------------------------------------------------------------------------------------------------------------------------------------------------------

Junta Comercial do Estado do Rio de Janeiro Empresa: ENSCO OFFSHORE PETROLEO E GAS LTDA NIRE: 332.0834663-2 Protocolo: 00-2020/109760-5 Data do protocolo: 10/07/2020 CERTIFICO O ARQUIVAMENTO em 13/07/2020 SOB O NÚMERO 00003895311 e demais constantes do termo de autenticação. Autenticação: EF178843806BE3D7C677A796E2086D259D4EAA19B1B46CD54D936B05639128C9 Para validar o documento acesse http://www.jucerja.rj.gov.br/servicos/chanceladigital, informe o nº de protocolo. Pag. 10/13 I • i. ~ . ~ f lDE 21 a AL TERA<;AO DO CONTRA TO SOCIAL DA ENSCO OFFSHORE PETROLEO E GAS L lDA. Clausula Dez - Resultados e Juros a Titulo de Remunera~o do Capital Proprio As s6cias deliberarao consoante o que ficou estabelecido na Clausula Nona deste instrumento, sobre a destina<;ao dos resultados e o pagamento de juros a tftulo de remunera<;ao do capital pr6prio, nos termos da lei. As s6cias nao terao direito ao recebimento dos resultados ou ao pagamento dos juros caso nao tenha havido uma resoluc;ao expressa dos mesmos. Clausula Onze - Responsabilidade A responsabilidade de cada s6cia e restrita ao valor de suas quotas, mas ambas respondem solidariamente pela integralizac;ao do capital social. Clausula Doze - Legisla~io Este Contrato Social sera regido pela legislac;ao aplicavet as sociedades empresarias limitadas e, de forma supletiva, no que couber, pelas normas das sociedades anonimas. Clausula Treze - Foro Fica eleito o foro da Capital do Estado do Rio de Janeiro para dirimir quaisquer duvidas ou questoes decorrentes de ou relacionadas ao exercicio e cumprimento dos direitos e obriga<;oes resultantes do presente Contrato Social. E, por estarem, assim justos e contratados entre si, firmam o presente instrumento em 2 (duas) vias de igual teor e forma, na presen<;a das 2 (duas) testemunhas abaixo indicadas. · neiro-RJ, 18 de junho de 2020. (p.p. Vinicius Wermelinger Lemes) (p.p. Vinicius Wermelinger Lemes) Testemunhas; ~~-m~~~~~t~1J'nP-'.:__:J=.q -~--:~:---I-/ A ~9 RG: 3410- :l CPF: .Hl:. {SJ. 53 + - /JO 8 -.JUCE _] A assinado digitalmentv L-------------------------------------------------------------------------------------------------------------------------------------------------------------

1 Ofício de Macaé - Serviço Notarial e de Registro
R. Dr. Pereira de Souza, 104 - Centro - Macaé/RJ - CEP: 27913-110 - Fone: (22) 2106-1902
Tabeliã: Kátia S. F. Mattos Soares - Site: www.macae1oficio.com.br

EEB91SAB618907

Reconheço por semelhança a(s) firma(s) de VINICIUS WERMELINGER LEMES - EDKI 65469-FII, VINICIUS WERMELINGER LEMES - EDKI 65470-DCD, e dou fé.
Macaé-RJ, 22 de junho de 2020 - 09:56:04. Cód.: 0052 5374-03.
Maria José Alves Fernandes Escrevente Matr.: 94/5560.
Qtd 2 - Emol R$ 11,64 Taxas: R$ 1,16 + 0,29 + 0,29 Total: R$ 16,38
Consulte em https://www3.tjrj.jus.br/sitepublico.

1º OFÍCIO DE JUSTIÇA DE MACAÉ
SERVIÇO NOTARIAL DE REGISTRO
Maria José Alves Fernandes
ESCREVENTE
Matrícula: 94/5560

Junta Comercial do Estado do Rio de Janeiro
Empresa: ENSCO OFFSHORE PETROLEO E GAS LTDA
NIRE: 332.0834663-2 Protocolo: 00-2020/109760-5 Data do protocolo: 10/07/2020
CERTIFICO O ARQUIVAMENTO em 13/07/2020 SOB O NÚMERO 00003895311 e demais constantes do termo de autenticação.
Autenticação: EF178843806BE3D7C677A796E2086D259D4EAA19B1B46CD54D936B05639128C9
Para validar o documento acesse http://www.jucerja.rj.gov.br/servicos/chanceladigital, informe o nº de protocolo. Pag. 11/13

Junta Comercial do Estado do Rio de Janeiro Empresa: ENSCO OFFSHORE PETROLEO E GAS LTDA NIRE: 332.0834663-2 Protocolo: 00-2020/109760-5 Data do protocolo: 10/07/2020 CERTIFICO O ARQUIVAMENTO em 13/07/2020 SOB O NÚMERO 00003895311 e demais constantes do termo de autenticação. Autenticação: EF178843806BE3D7C677A796E2086D259D4EAA19B1B46CD54D936B05639128C9 Para validar o documento acesse http://www.jucerja.rj.gov.br/servicos/chanceladigital, informe o nº de protocolo. Pag. 12/13 CARTA DE RENUNCIA Eu, ALBERTO EDUARDO CASTRO GARCIA, Brasileiro, casado, gerente de operar;oes, residente e domiciliado na cidade de Rio das Ostras, Estado do Rio de Janeiro, na Rua Alameda Rio nbre, n° 145 - lote Vl-17, Alphaville I, CEP 28898-466, portador do RG n° M-4.223.645 e inscrito no CPF sob o n° 774.072.706-78, venho comunicar forma1mente minha renuncia, em carater irrevogavel e lrretratavel, ao cargo de administrador, na posir;ao de Diretor Presidente, da ENSCO OFFSHORE PETROLEO E GAS LTDA., sociedade empresaria limitada, com sede na Cidade de Macae, Estado do Rio de Janeiro, na Rua Internacional, n° 1.000 (parte), Granja dos cavaleiros, CEP 27.930-075, inscrita no CNPJ sob o n° 10.813.968/0001-90, com seu ato constitutive arquivado na Junta Comercial do Estado do Rio de Janeiro sob o NIRE 33.2.0834663- 2 ("Sociedade'), desligando-me de todas as minhas funr;oes a partir de 18 de Junho de 2020. Neste ato, outorgo a Sociedade e aos seus s6cios a libera<feo e a mais ampla, rasa, geral, incondicional e irrevogavel quitar;ao de todos os direitos e obrigar;oes relacionados a execu<feo de suas funr;oes, declarando que nao tenho nada a reclamar ou exigir, hoje ou no futuro, em jufzo ou fora dele, por si e por seus sucessores, em qualquer momenta e por qualquer motivo, inclusive por todos os valores recebidos ate esta data em razao do exerdcio do meu respectivo cargo. Rio de Janeiro, 18 de Junho de 2020. Atenciosamente 1°0FICIO\ rre or mrnrs ra tvo mance1ro: iniciu ~--r 1 ° 0£ICIO l _.I ...JUCE _] A assinado digitalmentv L-------------------------------------------------------------------------------------------------------------------------------------------------------------

Junta Comercial do Estado do Rio de Janeiro Empresa: ENSCO OFFSHORE PETROLEO E GAS LTDA NIRE: 332.0834663-2 Protocolo: 00-2020/109760-5 Data do protocolo: 10/07/2020 CERTIFICO O ARQUIVAMENTO em 13/07/2020 SOB O NÚMERO 00003895311 e demais constantes do termo de autenticação. Autenticação: EF178843806BE3D7C677A796E2086D259D4EAA19B1B46CD54D936B05639128C9 Para validar o documento acesse http://www.jucerja.rj.gov.br/servicos/chanceladigital, informe o nº de protocolo. Pag. 13/13 Documento Basico de Eritrada Page 1 of2 REPUBLICA FEDERATIVA DO BRASIL CADASTRO NACIONAL DA PESSOA JUR(DICA - CNPJ OOCUMENTO BASICO DE ENTRADA DO CNPJ A analise e o deferimento deste documento serao efetuados pelo seguinte 6rg~o: • Junta Comercial do Estado do Rio de Janeiro 01. IDENTIFICA(,AO ... OME EMPRESARIAL (firma ou denomina~o) ENSCO OFFSHORE PETROLEO E GAS LTDA 02. MOTIVO DO PREENCHIMENTO RELACAO DOS EVENTOS SOLICIT ADOS I DATA DO EVENTO Quadro de S6cios e Administradores - QSA PROTOCOLO REDESIM · RJN2020928055 N° OE INSCRIC O NO CNPJ 10.813.968/0001-90 Numero de Controle: RJ37953090- 10813968000190 03. DOCUMENTOS APRESENTADOS I □ FCPJ ■ asA 04. IDENTIFICA~AO DO PREPOSTO rOME 00 PREPOSTO 05. IDENTIFICA AO DO REPRESENTANTE DA PESSOA JURiDICA ■ Responsavel 0 Preposto NOME INICIUS WERMELINGER LEMES 06. RECONHECIMENTO DE FIRMA 07. RECIBO DE ENTREGA ,-----"""""'1D""'E"""NT""1F"'"1c"""'A"""C ... AO"""D"""o"""c"""A""'R""TO""'R"'"10,,....-----, CARIMBO COM DATA E ASSINATURA DO FUNCIONARIO DA UNIDADE CADASTRADORA http:/ /www.receita.fazenda.gov .br/PessoaJuridica/CNP J/fcpj/dbe.asp 23/06/2020 _JLJCE _] A assinado digitalmentv L-------------------------------------------------------------------------------------------------------------------------------------------------------------